Exhibit 99.1

PRESS RELEASE

NYSE Euronext offer for Euronext shares is successful

Euronext shareholders tender 91.4% of their shares
in the friendly offer initiated by NYSE Euronext

27 March 2007

Today the French market regulator Autorité des Marchés Financiers (AMF) published the preliminary results of the exchange offer by NYSE Euronext, Inc. (NYSE Euronext), through its indirect wholly-owned subsidiary NYSE Euronext (Holding) N.V., for all outstanding shares of Euronext N.V. (Euronext). The offer expired on March 21, 2007. From February 15, 2007 to March 21, 2007, 102,897,398 Euronext shares were tendered representing 91.4% of Euronext’s share capital and 92.2% of the voting rights. The number of shares tendered significantly exceeded the number required to meet the minimum tender condition of 50% plus 1 shares. The settlement and delivery with respect to tendered Euronext shares, as well as the admission of the NYSE Euronext common stock to trade on Euronext Paris and on the NYSE will take place before the start of trading on April 4, 2007.

Jan-Michiel Hessels, current Chairman of the Supervisory Board of Euronext and future Chairman of the Board of Directors of NYSE Euronext, said: “On behalf of the Supervisory Board of Euronext, I would like to express warm thanks to all shareholders who have supported our historical combination with NYSE Group by tendering their shares and in so doing creating the world’s largest exchange group, with bases in both Europe and the United States, in both the euro and dollar zones. This transaction, the largest ever in our sector, in which Jean-François Théodore and John Thain played a leadership role, will generate cost and revenue synergies that will serve both our clients and our shareholders.”

Marshall N. Carter, current NYSE Group Chairman and the future Deputy Chairman of the Board of Directors of NYSE Euronext, said: “On behalf of the NYSE Group Board of Directors and our management team, I offer my thanks and gratitude to the shareholders of both Euronext and NYSE Group for their overwhelming support for this historic transaction. We are committed to the success of NYSE Euronext and delivering the many benefits of this combination to all of our stakeholders, particularly our customers and shareholders. We look forward to the first day of trading of NYSE Euronext on April 4th.”

The AMF will publish the definitive results of the offer on March 30, 2007. Within ten trading days of that date, the offer will be reopened for ten trading days for shareholders who have not yet tendered their shares and who wish to participate in the exchange offer. The terms of this subsequent offer period will be identical to the initial offer.

Press contacts:

Rich Adamonis/NYSE Group, Inc. Phone: 212.656.2140 Email: radamonis@nyse.com Antoinette Darpy/Euronext N.V. Phone: +33 1 49 27 53 75 Email: a.darpy@euronext.com

Notes to editors:

The standard offer consideration that Euronext shareholders will receive for each Euronext share that they tender in the exchange offer is €21.32 in cash and 0.98 of a share of NYSE Euronext common stock. In lieu of receiving this standard consideration, Euronext shareholders had the right to elect to receive for each of their tendered Euronext shares:

       1.2633 shares of NYSE Euronext common stock (which is referred to as the stock election); or
       €95.07 in cash, without interest (which is referred to as the cash election).

      The stock election and cash election are subject to proration and allocation to ensure that the total amount of cash paid, and the total number of shares of NYSE Euronext common stock issued, in the offer will equal the total amount of cash and number of shares that would be paid and issued if all tendering Euronext shareholders received the standard offer consideration.

About NYSE Group, Inc
NYSE Group, Inc. (NYSE:NYX) operates two securities exchanges: the New York Stock Exchange LLC (the “NYSE”) and NYSE Arca, Inc. (formerly known as the Pacific Exchange). NYSE Group is a leading provider of securities listing, trading and market data products and services. In 2006, on an average trading day, 2.3 billion shares, valued at $86.8 billion, were traded on the exchanges of the NYSE Group.

The NYSE is the world’s largest and most liquid cash equities exchange. The NYSE provides a reliable, orderly, liquid and efficient marketplace where investors buy and sell listed companies’ common stock and other securities. On December 31, 2006, the operating companies listed on the NYSE represented a total global market capitalization of $25.0 trillion. NYSE Arca, Inc. operates the former ArcaEx®, the first open, all-electronic stock exchange in the United States, which has a leading position in trading exchange-traded funds and exchange-listed securities. NYSE Arca, Inc. is also an exchange for trading equity options. NYSE Arca, Inc.’s trading platforms provide customers with fast electronic execution and open, direct and anonymous market access. NYSE Regulation, an independent not-for-profit subsidiary, regulates member organizations through the enforcement of marketplace rules and federal securities laws. NYSE Regulation also ensures that companies listed on the NYSE and NYSE Arca meet their financial and corporate governance listing standards.

For more information on NYSE Group, go to: www.nyse.com.

About Euronext N.V.
Since its creation in 2000, Euronext has been working towards the consolidation of financial markets by integrating local markets across Europe to provide users with a single market that is broad, highly liquid and extremely cost effective.

After the initial three-way merger of the local exchanges of Amsterdam, Brussels and Paris, Euronext acquired the London-based derivatives market LIFFE and merged with the Portuguese exchange in 2002. The implementation of Euronext’s horizontal market model, designed to generate synergies by incorporating the individual strengths and assets of each local market, has proved that the most successful way to merge European exchanges is to apply global vision at a local level. This unique business model has been implemented on all of Euronext’s markets, and covers technological integration, the reorganisation of activities into cross-border, streamlined strategic business units (SBUs) and the harmonisation of market rules and the regulatory framework. Euronext’s IT integration was completed in 2004, when a four-year migration plan resulted in harmonised IT platforms for cash trading (NSC), derivatives (LIFFE CONNECT®) and clearing. As a result, every market participant now has a single point of access to trading. Another step forward in the rationalisation of Euronext’s IT structure was made in 2005 with the creation of Atos Euronext Market Solutions (AEMS), an IT services-related vehicle between Euronext and Atos Origin that is a leading global provider of technology services to the capital markets.

Cautionary Note Regarding Forward-Looking Statements
Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. NYSE Group, Inc. (“NYSE Group”), Euronext N.V. (“Euronext”) and NYSE Euronext, Inc. (“NYSE Euronext”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, NYSE Euronext’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s and NYSE Euronext’s filings with the U.S. Securities Exchange Commission (the “SEC”), including NYSE Group’s Report on Form 10-K for the fiscal year ending December 31, 2005 which are available on NYSE Group’s website at and the SEC’s website at SEC's Web site at www.sec.gov, in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at www.euronext.com and in the offering materials filed by NYSE Euronext and Euronext with the AMF, which are available on the AMF website at www.amf-france.org. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information About a Pending Transaction
In connection with the business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed a Registration Document (“document de base”) with the Autorité des Marchés Financiers (AMF) in France, registered on 30 November, 2006 under number I.06-184, for the purpose of listing its shares on Eurolist by Euronext. NYSE Euronext’s registration statement is available on the websites of the AMF (www.amffrance.org) and Euronext (www.euronext.com) and may be obtained free of charge from Euronext. In addition, in connection with NYSE Euronext’s exchange offer for Euronext shares, NYSE Euronext has filed an offer document ("note d'information") and Euronext has filed a response document ("note en réponse") with the AMF in France.

On January 18, 2007, the AMF cleared the exchange offer and issued visa no. 07-018 on NYSE Euronext’s document and visa no 07-019 on Euronext’s document. On February 15, 2007 NYSE Euronext also filed with the AMF an update of the information relating to the characteristics, particularly the legal, financial and accounting characteristics of NYSE Euronext contained in the Registration Document, which also contains legal, financial and accounting information concerning NYSE Euronext (Holding). On the same date, Euronext filed with the AMF an update of the information relating to the characteristics, particularly the legal, financial and accounting characteristics of Euronext contained in section 28 of the Registration Document. These offering materials are available on the website of the AMF (www.amf-france.org). The NYSE Euronext exchange offer documents may also be obtained free of charge from the presenting banks, namely Citigroup Global Markets Limited, Société Générale and JPMorgan and Euronext exchange offer documents are available on the website of Euronext (www.euronext.com) and may be obtained free of charge from Euronext.

FRENCH HOLDERS OF EURONEXT SHARES ARE URGED TO READ THE OFFERING MATERIALS FILED BY NYSE EURONEXT AND EURONEXT WITH THE AMF BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE OFFER.

NYSE Euronext has filed with the U.S. Securities Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (File No. 333-137506) (the “S-4”) that includes a form of exchange offer prospectus. The SEC declared the S-4 effective on November 27, 2006. On February 15, 2007, NYSE Euronext filed a definitive exchange offer prospectus (the “exchange offer prospectus”) meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. No offering of securities in the United States shall be made except by means of such a prospectus.

U.S. HOLDERS OF EURONEXT SHARES ARE URGED TO READ THE EXCHANGE OFFER PROSPECTUS BECAUSE THAT DOCUMENT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED EXCHANGE OFFER.

U.S. Holders of Euronext shares may obtain a free copy of the S-4, the exchange offer prospectus and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.